SYNOVUS®

THIRD QUARTER RESULTS

October 22, 2013

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics, including credit costs, future NPL inflows, and overall NPL levels; (2) expectations on future loan growth; (3) expectations on net interest margin; (4) expectations on mortgage banking income and other non-interest income; (5) expectations regarding adjusted non-interest expense levels and the impact of our ongoing efficiency initiatives and further cost savings; (6) the expected impact of Basel III on our capital ratios; (7) expectations regarding future growth; and (8) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; the ratio of pre-tax, pre-credit costs income to risk weighted assets; non-interest income excluding net investment securities gains; adjusted non-interest expense, net sequential quarter loan growth (decline), core deposits, core deposits excluding time deposits, the Tier 1 common equity ratio; the estimated Tier 1 common ratio under final Basel III rules (opt out); and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are income before income taxes; the ratio of net income (loss) to average total assets, total non-interest income, total non-interest expense, net sequential quarter total loan growth (decline); total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Pre-tax, pre-credit costs income and pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain adjusted income/expenses such as restructuring charges. Non-interest income excluding net investment securities gains is a measure used by management to evaluate non-interest income exclusive of net investment securities gains. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Net sequential quarter loan growth (decline) is a measure used by management to evaluate organic loan growth. Core deposits and core deposits excluding time deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio, the estimated Tier 1 common ratio under final Basel III rules (opt out), and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

3Q13 Highlights

- Net income available to common shareholders of $37.2 million, up $6.5 million or 21.1% from 2Q13
  - $0.04 per diluted common share compared to $0.03 in 2Q13
  - 3Q13 earnings fully taxed at 38% while 3Q12 earnings reflect a $211 thousand tax benefit
- Pre-tax income of $73.5 million compared to $72.9 million in 2Q13; up $42.9 million or 140.7% vs. 3Q12
- Total loans grew $103.3 million sequentially or 2.1% annualized
- Credit quality continues to improve
  - NPL ratio declined to 2.29% from 2.47% in 2Q13
  - NCO ratio declined to 0.47% from 0.61% in 2Q13
- Strong capital position post-TARP redemption

(in thousands, except per share data)	3Q13	2Q13	3Q12
Net interest income	$203,970	$202,077	$212,345
Non-interest income excluding securities gains, net (1)	62,454	63,689	66,577
Adjusted non-interest expense (1)	171,038	167,777	167,421
Pre-tax, pre-credit costs income (1)	95,386	97,989	111,501
Investment securities gains, net	1,124	1,403	6,656
Credit costs (2)	22,364	23,964	85,618
Restructuring charges	687	1,758	1,192
Visa indemnification charges	-	764	833
Income before taxes	73,459	72,906	30,514
Income tax expense (benefit)	27,765	27,371	(211)
Dividends and accretion of discount on preferred stock	8,506	14,818	14,695
Net income available to common shareholders	$37,188	$30,717	$16,030
Diluted net income per common share	$0.04	$0.03	$0.02
Average diluted common shares outstanding	959,680	910,937	910,396

(1) Non-GAAP financial measure; see appendix
(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of foreclosed real estate expense, net.

Total loans grew $103.3 million sequentially

- 3Q13 reported sequential quarter loan growth of $103.3 million or 2.1% annualized
  - Retail loans grew $83.3 million or 9.5% annualized
  - C&I loans grew $18.1 million or 0.7% annualized
  - CRE loans grew $3.2 million
- Currently expect 4Q13 loan growth to be moderately stronger than 3Q13 growth



Total Loans
(dollars in billions)
$19.73
$9.48
$3.53
$6.72
$19.61
$9.80
$3.48
$6.33
$19.71
$9.82
$3.56
$6.33
48%
18%
34%
50%
18%
32%
3Q12
2Q13
3Q13
CRE
Retail
C&I

(in millions)	3Q12	2Q13	3Q13
Sequential quarter reported total loan growth:	$51.7	$240.4	$103.3
Sequential quarter net loan growth*:	$239.6	$314.4	$178.8

* Excluding the impact of transfers to loans held for sale, charge-offs, and foreclosures. Non-GAAP financial measure; see appendix.

Core deposits grew $326.0 million, or 6.7% annualized from 2Q13


(in billions)
Core Deposits(1)
$21
$14
$7
$0
$20.8
$3.8
$4.0
$6.6
$5.5
20%
80%
$19.4
$3.4
$4.7
$6.1
$5.2
$19.7
$3.6
$4.6
$6.1
$5.4
18%
82%
3Q12
2Q13
3Q13
Non-interest Bearing
Money Market
NOW/Savings
Time

- Core deposits grew $326.0 million or 6.7% annualized from 2Q13
- Core deposits excluding time deposits[2] increased $133.5 million or 3.3% annualized vs. 2Q13
- Total deposits of $20.97 billion grew $263.2 million or 5.0% annualized vs. 2Q13
- Retained top 5 market share in markets that represent approximately 80% of our core deposit franchise[3]

[1] Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix.
[2] Non-GAAP financial measure; see appendix.
[3] Source: FDIC deposit data as of June 30, 2013

Slight increase in net interest income and net interest margin

(dollars in millions)



$212
$202
$204
3.51%
3.39%
3.40%
3Q12
2Q13
3Q13
Net Interest Income
Net Interest Margin

- Net interest income increased $1.9 million vs. 2Q13
- NIM of 3.40% up from 3.39% in 2Q13
  - Yield on earning assets of 3.89%, up 1 b.p from 2Q13
  - Effective cost of funds of 49 b.p.s, unchanged from 2Q13
- Currently expect slight downward pressure on NIM during 4Q13

Mortgage banking income decline drives decrease in non-interest income

- Total 3Q13 non-interest income was $63.6 million, a $1.5 million decrease from 2Q13 and a $9.7 million decrease from 3Q12
  - Decline vs. 2Q13 driven by $2.0 million decrease in mortgage banking income
  - Decline vs. 3Q12 driven by $5.5 million decrease in investment securities gains and $3.9 million decrease in mortgage banking income
- Core banking fees* of $32.0 million increased $329 thousand vs. 2Q13 and decreased $1.3 million vs. 3Q12
- FMS revenues of $17.9 million decreased $2.0 million vs. 2Q13 and $732 thousand vs. 3Q12. Sequential quarter decline driven by decreases in trust services fees, brokerage revenue, and fees from customer interest rate swaps
- Currently expect 4Q13 mortgage banking income to decline modestly from 3Q13 levels; core banking fees* and FMS revenues expected to be moderately higher than 3Q13 levels

*Include service charges on deposit accounts, bankcard fees, letter of credit fees, gains (losses) on SBA sales, line of credit non-usage fees, and miscellaneous other service charges

YTD adjusted non-interest expense down $18.3 million or 3.5% from a year ago


(dollars in millions)
$602.9
$520.9
$550.8
$502.6
Total non-interest expense
Adjusted non-interest expense*
YTD 3Q12
YTD 3Q13
Headcount:
5,037
4,725

- YTD adjusted non-interest expense* down $18.3 million or 3.5% while headcount decreased 6.2%
- Adjusted non-interest expense* was $171.0 million in 3Q13, an increase of $3.3 million or 1.9% vs. 2Q13 primarily driven by a $3.3 million increase in employment expense (merit increases and one additional pay day); 3Q13 reflects elevated level of professional fees
- Currently expect modest decline in 4Q13 adjusted non-interest expense from 3Q13 levels
- $30 million expense reduction initiative is on target to be fully implemented by year-end

*Excluding Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix.

Continued improvement in all credit metrics

(in millions)



Credit Costs(1)
$190
$127
$63
$0
(2)
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13



Net Charge-offs(3)
$195
$130
$65
$0
(4)
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13



NPL Inflows
$310
$207
$103
$0
(5)
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13



Total NPLs(6)
$895
$597
$298
$0
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

(1) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real expense, net.
(2) Includes approximately $157 million from sales of distressed assets in 4Q12
(3) As a % of average loans, annualized
(4) Includes approximately $164 million from distressed loan sales in 4Q12
(5) Includes addition of one larger credit relationship in 4Q12. Substantially all of this relationship was previously classified as substandard accruing.
(6) Excludes held-for-sale (HFS) loans

Credit costs and net charge-offs continue to trend lower

(dollars in millions)

Credit Costs[1]



$190
$143
$95
$48
$0
$177
$35
$142
$158
$38
$120
$143
$41
$102
$91
$36
$55
$91
$25
$66
$70
$26
$44
$86
$22
$64
$186(3)
$39
$147
$49
$13
$36
$24
$11
$13
$22
$15
$7
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Provision for Loan Losses
Other Credit Costs

4Q13 credit costs expected to be similar to 2Q13 and 3Q13 levels

Net Charge-offs[2]



3.12%
$167
3.22%
$167
2.72%
$138
2.26%
$114
1.90%
$95
1.99%
$99
1.97%
$96
3.94%(4)
$193
1.18%
$57
0.61%
$30
0.47%
$23
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

(1) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(2) As a % of average loans, annualized
(3) Includes approximately $157 million from sales of distressed assets in 4Q12
(4) Includes approximately $164 million from distressed loan sales in 4Q12

NPL inflows decreased 58.7% and NPLs declined 35.6% from a year ago


(dollars in millions)
NPL Inflows
$310
$233
$155
$78
$0
$307
$231
$222
$189
$140
$124
$115
$263
$84
$67
$47
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13


Total NPLs*
$895
4.27%
$885
4.32%
$872
4.34%
$883
4.40%
$836
4.21%
$755
3.84%
$700
3.55%
$543
2.78%
$513
2.65%
$483
2.47%
$451
2.29%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

- 4Q12 NPL inflows include addition of one larger credit relationship. Substantially all of this relationship was previously classified as substandard accruing.
- Currently only two substandard accruing credits greater than $20 million, none of which are over $40 million and three special mention credits over $20 million, the largest of which is approximately $30 million.

* Excludes HFS loans

Pass rated loans increased $177 million from 2Q13



(dollars in millions)
Loan Portfolio by Risk Grade
$20,000
$15,000
$10,000
$5,000
$0
$ 19,732
700
965
1,494
16,587
16%
84%
$ 19,608
483
610
1,044
17,471
11%
89%
$ 19,712
451
595
1,018
17,648
10%
90%
3Q12
2Q13
3Q13
Pass
Special Mention
Accruing Substandard
Non-Performing*

* Excludes HFS loans

Strong capital ratios post-TARP redemption

	3Q12	2Q13	3Q13
Tier 1 common equity ratio(1)	8.73%	8.97	**9.93** (2)
Tier 1 capital ratio	13.23	13.49	**10.55** (2)
Total risk-based capital ratio	16.16	15.99	**13.04** (2)
Leverage ratio	10.97	11.33	**8.96**
Tangible common equity ratio(1)	7.35%	9.71	**10.61**

- 3Q13 Tier 1 common equity ratio under Basel III estimated at 9.72%(1)(2)(3)

(dollars in millions)	4Q12	2Q13	3Q13
Disallowed deferred tax asset	$710.5	675.0	**647.8**
As a % of risk-weighted assets	3.32%	3.13	**2.98**

(1) Non-GAAP financial measure; see appendix
(2) Preliminary
(3) Basel III impact is based on management's interpretation of the regulation and is subject to change.

3Q13 Summary



- TARP redemption returns Synovus to an offensive posture
- Broad-based improvement in credit quality
- Continued loan growth
- Solid core deposit growth and market share
- Continued focus on execution

APPENDIX

Non-interest Income

(dollars in thousands)	3Q13	2Q13	3Q12	3Q13 vs. 2Q13 % Change	3Q13 vs. 3Q12 % Change
Service charges on deposit accounts	$19,426	$19,195	$20,404	1.2%	(4.8%)
Fiduciary and asset management fees	10,389	11,111	10,340	(6.5%)	0.5%
Brokerage revenue	6,636	7,002	6,844	(5.2%)	(3.0%)
Mortgage banking income	5,314	7,338	9,261	(27.6%)	(42.6%)
Bankcard fees	7,760	7,838	7,866	(1.0%)	(1.3%)
Investment securities gains, net	1,124	1,403	6,656	(19.9%)	(83.1%)
Other fee income	5,199	5,775	5,276	(10.0%)	(1.5%)
Private equity investments (losses) gains	284	(883)	(944)	nm	nm
Other non-interest income	7,446	6,313	7,530	17.9%	(1.1%)
Total non-interest income	**$63,578**	**$65,092**	**$73,233**	**(2.3%)**	**(13.2%)**
Non-interest income excluding investment securities gains, net*	**$62,454**	**$63,689**	**$66,577**	**(1.9%)**	**(6.2%)**

nm - not meaningful

* Non-GAAP financial measure; see appendix

Non-interest Expense

(dollars in thousands)	3Q13	2Q13	3Q12	3Q13 vs. 2Q13 % Change	3Q13 vs. 3Q12 % Change
Salaries and other personnel expense	$92,794	$89,479	$93,177	3.7%	(0.4%)
Net occupancy and equipment expense	26,475	26,383	26,647	0.3%	(0.6%)
FDIC insurance and other regulatory fees	7,639	7,941	9,205	(3.8%)	(17.0%)
Foreclosed real estate expense, net	10,359	7,502	11,997	38.1%	(13.7%)
Other credit costs	5,244	3,385	10,049	54.9%	(47.8%)
Professional fees	11,410	10,416	10,074	9.5%	13.3%
Third-party services	10,151	10,366	9,429	(2.1%)	7.7%
Restructuring charges	687	1,758	1,192	(60.9%)	(42.4%)
Visa indemnification charges	-	764	833	nm	nm
Other operating expenses	22,569	23,192	18,889	(2.7%)	19.5%
Total non-interest expense	**$187,328**	**$181,186**	**$191,492**	**3.4%**	**(2.2%)**
Adjusted non-interest expense*	**$171,038**	**$167,777**	**$167,421**	**1.9%**	**2.2%**

nm - not meaningful

*Excluding Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix.

Pre-tax, Pre-credit Costs Income

(dollars in millions)


$106.6
$111.5
$108.0
$100.7
$98.0
$95.4
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

3Q13 vs. 2Q13 Key Drivers
(in millions)
-net interest income ↑$1.9
-non-interest income ↓ $1.2
(excluding securities gains, net)[1]
-adjusted non-interest expense[1] ↑ $3.3

	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Income (loss) before income taxes	$38	$31	($73)	$47	$73	$73
Add: Provision for losses on loans	44	64	147	36	13	7
Add: Other credit costs[2]	26	22	39	13	11	15
Add: Restructuring charges	1	1	2	5	2	1
Add: Visa indemnification charges	2	1	1	-	-	-
Subtract: Investment securities gains, net	(4)	(7)	(8)	-	(1)	(1)
Pre-tax, pre-credit costs income[1]	**$107**	**$112**	**$108**	**$101**	**$98**	**$95**
Pre-tax, pre-credit costs income/risk-weighted assets (RWA)[1][3]	**2.0%**	**2.1%**	**2.0%**	**1.9%**	**1.8%**	**1.8%[4]**

(1) Non-GAAP financial measure; see appendix.
(2) Other credit costs consist primarily of foreclosed real estate expense, net.
(3) Annualized
(4) Preliminary

Distressed Asset Dispositions


(dollars in millions)
$600
$450
$300
$150
$0
$192
$195
$169
$147
$135
$128
$110
$545
$61
$67
$56
45%
45%
37%
39%
42%
35%
43%
45%
46%
46%
33%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Book Balance of Dispositions
Realization Rate as % of Unpaid Principal Balance at Default

Performing TDRs

(dollars in millions)

Composition of 3Q13 Performing TDRs



Risk Categories:
Pass 18% $103
Special Mention 32% $183
Substandard 50% $288
Loan Types:
Retail 9%
Inv. Prop. 26%
Resi. Prop. 18%
Land 13%
C&I 34%

Accruing TDR Trends



$700
$525
$350
$175
$0
$699
$673
$624
$635
$574
3Q12
4Q12
1Q13
2Q13
3Q13

- Over 98% of performing TDRs are paid current; 90-day past due TDRs are only approximately $25 thousand
- 50% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 69% of performing TDRs are not residential or land-related

Special Mention Loans (Criticized)



(dollars in millions)
$2,528
$2,334
$2,095
$2,089
$1,966
$1,652
$1,493
$1,377
$1,271
$1,044
$1,018
Down 32% from 3Q12
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Substandard Accruing Loans



(dollars in millions)
$1,400
$1,050
$700
$350
$0
$1,375
$988
$387
$1,176
$810
$366
$1,065
$710
$355
$1,067
$686
$381
$965
$621
$344
$673
$392
$281
$657
$396
$261
$610
$340
$270
$595
$307
$288
38% decline from 3Q12
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of 3Q13 Substandard Accruing Loans
16%
22%
7%
1%
54%
Investment Properties
C&I
Retail
Land
Residential

NPL Inflows by Portfolio Type

(in millions)	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Investment properties	$14	$36	$35	$79	$12	$13	$7
Residential properties/ land-related	67	35	36	144	28	24	9
Commercial and industrial	39	34	26	27	22	16	19
Retail	20	19	18	13	22	14	12
Total	**$140**	**$124**	**$115**	**$263**	**$84**	**$67**	**$47**

Residential C&D and Land Acquisition Portfolio

(dollars in millions)



Performing Residential C&D and Land Acquisition Portfolio
$5,875
$4,762
$2,821
$1,768
$1,363
$970
$877
Decline of 85% from peak
4Q07
4Q08
4Q09
4Q10
4Q11
4Q12
3Q13

- The residential C&D and land portfolio comprises approximately 44% of total NPAs
- Performing residential C&D and land acquisition portfolio has decreased by 85% from a peak of $5.88 billion in 4Q07 to $877 million in 3Q13
  - 3Q13 portfolio represents only 5% of total performing loans, compared to 22% in 4Q07

Composition of 3Q13 Performing Residential C&D and Land Acquisition Portfolio



Florida 14%
Atlanta 22%
Alabama 12%
Tennessee 2%
South Carolina 14%
Other Georgia 36%

3Q13 Key Credit Metrics

	Outstanding Balance*	NPLs	NPL Ratio	Pass	Special Mention	Sub-standard
1-4 family construction	$125	3	2.56%	$108	4	$10
Residential land dev.	196	18	9.07%	113	25	40
Land acquisition	730	153	20.94%	417	122	38
Total res. C&D & land	**1,051**	**174**	**16.54%**	**638**	**151**	**88**
1-4 family investment mortgage	$853	26	3.03%	$654	126	$47

*Includes accruing and non-accruing loans

Investment Properties Portfolio

(dollars in millions)



Composition of 3Q13 Investment Properties Portfolio
Other Investment Property
11%
Multi-Family
21%
Warehouses
12%
Commercial Development
4%
Hotels
14%
Shopping Centers
20%
Office Buildings
18%

	Outstanding Balance	NPL Inflows	NPL Ratio	30+ DPD Ratio	Net Charge-off Ratio*
Multi-family	$954	-	0.31%	0.02	0.04%
Hotels	612	-	0.07%	-	0.86%
Office buildings	800	2	0.70%	0.02	0.66%
Shopping centers	866	-	1.31%	0.24	-
Warehouses	552	1	0.40%	0.04	0.42%
Other investment property	490	1	2.00%	0.01	0.07%
Commercial development	167	3	28.16%	1.42	0.62%
Total investment properties	**$4,441**	**7**	**1.79%**	**0.11**	**0.33%**

*As a % of average loans, annualized

- Excluding commercial development, NPL ratio would be 0.76% for 3Q13
- All key credit metrics within investment properties improved in 3Q13

C&I Portfolio

(dollars in millions)

3Q13 Diverse Industry Exposure


1.7%
2.4%
8.4%
3.1%
2.1%
16.3%
4.3%
8.8%
4.7%
5.6%
6.5%
4.7%
5.4%
8.8%
7.6%
9.6%
Health Care
Manufacturing
Finance/Insurance
Construction
R/E Leasing
Other Services
Retail Trade
R/E Other
Wholesale Trade
Accommoda. & Food Svcs.
Prof., Scientific, Tech. Svcs.
Transport. & Warehousing
Ag, Forestry, Fishing
Educational Svcs.
Arts, Entertainment, Rec.
All Other

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	Net Charge-off Ratio*
Commercial, financial & agricultural	$5,416	1.20%	0.28	0.36
Owner occupied real estate	3,812	1.09%	0.41	0.63
Small business	591	0.93%	1.11	0.50
Total C&I loans	**$9,819**	**1.14%**	**0.38**	**0.47**

*As a % of average loans, annualized

- Non-performing loan ratio ended the quarter at 1.14%, down from 1.22% in 2Q13
- Total past dues are 38 b.p.s
  - Only $1.6 million in loans past due 90 days or more
- C&I portfolio fundamentals remain favorable

Retail Portfolio

(dollars in millions)

Composition of 3Q13 Retail Portfolio



Florida
15%
Atlanta
14%
Alabama
15%
Tennessee
7%
Other Georgia
35%
South Carolina
14%

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	Net Charge-off Ratio *
Home equity lines	$1,550	1.23%	0.38	0.36
Consumer mortgages	1,483	2.62%	1.17	0.34
Credit cards	254	-	1.27	2.22
Other retail loans	286	0.61%	0.65	0.81
Total retail loans	**$3,573**	**1.67%**	**0.80**	**0.52**

*As a % of average loans, annualized

Retail credit metrics showed across-the-board improvement:

- NPL inflows reduced to $12 million from $14 million in 2Q13
- Past dues declined to 0.80% in 3Q13 from 1.00% in 2Q13
- Net charge-off ratio decreased to 0.52% in 3Q13 from 0.82% in 2Q13

Loan Loss Reserve Coverage Trends


(dollars in millions)
3.23%
$678
3.08%
$631
2.96%
$595
2.67%
$536
2.56%
$508
2.30%
$453
2.13%
$420
1.91%
$373
1.82%
$352
1.71%
$335
1.62%
$319
176.08%
161.55%
145.12%
124.04%
128.32%
136.94%
131.56%
93.58%
97.75%
91.76%
91.84%
75.74%
71.33%
68.27%
60.76%
60.74%
60.03%
60.04%
68.72%
68.54%
69.27%
70.66%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Loan Loss Reserve
LLR to NPLs
LLR to NPLs (excluding NPLs for which the expected loss has been charged off)

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Outstanding Balance
	2Q13	**3Q13**	**3Q13**
Investment properties	0.18	0.11	$4,441
1-4 family construction	0.87	0.20	125
1-4 family investment mortgage	0.54	0.55	853
Residential development	0.30	0.80	196
Residential properties	**0.53**	**0.55**	**1,174**
Land for future development	0.61	0.24	730
Total CRE	**0.30**	**0.21**	**6,345**
Commercial and industrial	0.27	0.38	9,819
Retail	1.00	0.80	3,573
Total*	**0.41**	**0.40**	**$19,737**

*Excludes unearned income of $25.0 million

Net Charge-offs* by Type

(dollars in millions)	1Q13		2Q13		3Q13	
Investment properties	$13	1.18%	$10	0.92%	$4	0.33%
1-4 family properties	3	0.95	7	2.35	3	1.07
Land for future development	17	8.60	5	2.86	-	-
Total CRE	**33**	**2.05**	**23**	**1.42**	**7**	**0.42**
Commercial and industrial	14	0.62	-	-	12	0.47
Retail	10	1.15	7	0.82	4	0.52
Total net charge-offs*	**$57**	**1.18%**	**$30**	**0.61%**	**$23**	**0.47**

* As a % of average loans, annualized

Improvement in Concentrations

(dollars in millions)	4Q08		4Q09		4Q10		4Q11		4Q12		3Q13	
Investment properties	$5,523	19.8%	$5,897	23.2%	$5,059	23.4%	$4,557	22.7%	$4,376	22.3%	$4,441	22.5%
Residential properties	5,177	18.5	3,316	13.1	2,103	9.8	1,618	8.1	1,279	6.5	1,174	6.0
Land acquisition	1,620	5.8	1,529	6.0	1,218	5.6	1,095	5.4	794	4.1	730	3.7
Total CRE	**$12,320**	**44.1%**	**$10,742**	**42.3%**	**$8,380**	**38.8%**	**$7,270**	**36.2%**	**$6,449**	**32.9%**	**$6,345**	**32.2%**
C&I	11,394	40.8	10,637	41.9	9,494	44.0	9,242	46.0	9,618	49.2	9,819	49.7
Retail	4,244	15.1	4,023	15.8	3,722	17.2	3,579	17.8	3,495	17.9	3,573	18.1
Total*	**$27,958**	**100.0%**	**$25,402**	**100.0%**	**$21,596**	**100.0%**	**$20,091**	**100.0%**	**$19,562**	**100.0%**	**$19,737**	**100.0%**

*Total loans exclude unearned income, which is not displayed on this table.

Non-GAAP Financial Measures

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation.

(dollars in millions)	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Total risk-weighted assets	$21,230	$21,146	$21,443	$21,388	$21,235	$21,538	$21,736 (3)
Income (loss) before taxes	$36	$38	$31	($73)	$47	$73	$73
Add: Provision for losses on loans	66	44	64	147	36	13	7
Add: Other credit costs(1)	25	26	22	39	13	11	15
Add: Restructuring charges	1	1	1	2	5	2	1
Add: Visa indemnification charges	3	2	1	1	-	-	-
Subtract: Investment securities gains, net	(20)	(4)	(7)	(8)	-	(1)	(1)
Pre-tax, pre-credit costs income	**$111**	**$107**	**$112**	**$108**	**$101**	**$98**	**$95**
Pre-tax, pre-credit costs income/ RWA(2)	**2.1%**	**2.0%**	**2.1%**	**2.0%**	**1.9%**	**1.8%**	**1.8% (3)**

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Total non-interest income	$84	$76	$73	$80	$65	$65	$63
Subtract: Investment securities gains, net	(20)	(4)	(7)	(8)	-	(1)	(1)
Non-interest income excluding investment securities gains, net	**$64**	**$72**	**$66**	**$72**	**$65**	**$64**	**$62**

(1) Other credit costs consist primarily of foreclosed real expense, net .
(2) Annualized
(3) Preliminary

Non-GAAP Financial Measures, continued

(in millions)	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Total non-interest expense	$203	$208	$191	$213	$182	$181	$187
Other credit costs*	(25)	(26)	(22)	(39)	(13)	(11)	(15)
Restructuring charges	(1)	(1)	(1)	(2)	(5)	(2)	(1)
Visa indemnification charges	(3)	(2)	(1)	(1)	-	-	-
Adjusted non-interest expense	**$174**	**$179**	**$167**	**$171**	**$164**	**$168**	**$171**

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Sequential quarter (decline) increase in total loans	($236)	($164)	$52	($190)	($174)	$240	$103
Transfers to other loans held for sale	97	110	71	479	46	36	35
Foreclosures	48	30	43	34	30	22	23
Charge-offs excluding transfers to other loans held for sale	66	53	74	23	46	16	18
Net sequential quarter loan growth (decline)	**($25)**	**$29**	**$240**	**$345**	**($52)**	**$314**	**$179**

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Total deposits	$22,138	$21,565	$20,847	$21,057	$20,561	$20,711	$20,974
Brokered deposits	(1,407)	(1,149)	(920)	(1,093)	(1,333)	(1,338)	(1,275)
Core deposits	**$20,731**	**$20,416**	**$19,927**	**$19,964**	**$19,228**	**$19,373**	**$19,699**
Time deposits	(4,302)	(4,098)	(3,771)	(3,583)	(3,482)	(3,378)	(3,570)
Core deposits excluding time deposits	**$16,429**	**$16,318**	**$16,156**	**$16,381**	**$15,746**	**$15,995**	**$16,129**

* Other credit costs consist primarily of foreclosed real estate expense, net.

Non-GAAP Financial Measures, continued

(dollars in millions)	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Total shareholders' equity	$2,822	$2,853	$2,876	$3,569	$3,578	$3,568	$2,932
Add/Subtract: Accumulated other comprehensive loss (income)	2	(7)	(16)	(4)	(3)	33	30
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(8)	(7)	(6)	(5)	(5)	(4)	(4)
Subtract: Disallowed deferred tax assets	-	-	-	(710)	(687)	(675)	(648)
Add: Other items	8	7	6	6	7	7	7
Subtract: Series C Preferred Stock	-	-	-	-	-	-	(125)
Subtract: Series A Preferred Stock	(950)	(952)	(955)	(957)	(960)	(963)	-
Subtract: Qualifying trust preferred securities	(10)	(10)	(10)	(10)	(10)	(10)	(10)
Tier 1 common equity	1,840	1,860	1,871	1,865	1,896	1,932	2,157
Risk weighted assets	21,230	21,146	21,443	21,388	21,235	21,542	21,736 *
Tier 1 common equity ratio	**8.67%**	**8.80%**	**8.73%**	**8.72%**	**8.93%**	**8.97%**	**9.93%** *

	3Q13
Tier 1 common equity (Basel I)	$2,157
Add: Adjustment related to capital components	50 *
Estimated Tier 1 common equity under final Base III rules without AOCI (opt out)	2,207 *
Estimated risk-weighted assets under the final Basel III rules	22,714 *
Estimated Tier 1 common equity ratio under final Base III rules (opt out)	**9.72%** *

*Preliminary

Non-GAAP Financial Measures, continued

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Total assets	$27,065	$26,294	$25,764	$26,760	$26,213	$26,563	$26,218
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(8)	(7)	(6)	(5)	(5)	(4)	(4)
Tangible assets	$27,033	$26,263	$25,734	$26,731	$26,184	$26,535	$26,190
Total shareholders' equity	$2,822	$2,853	$2,876	$3,569	$3,578	$3,568	$2,932
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(8)	(7)	(6)	(5)	(5)	(4)	(4)
Subtract: Series C Preferred Stock	-	-	-	-	-	-	(125)
Subtract: Series A Preferred Stock	(950)	(952)	(955)	(957)	(960)	(963)	-
Tangible common equity	$1,840	$1,870	$1,891	$2,583	$2,589	$2,577	$2,778
Tangible common equity to tangible assets ratio	**6.81%**	**7.12%**	**7.35%**	**9.66%**	**9.89%**	**9.71%**	**10.61%**